UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23339

Name of Fund: BlackRock Funds V

BlackRock Inflation Protected Bond Portfolio

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds V, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item 1 – Report to Stockholders

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Funds V

•	BlackRock Inflation Protected Bond Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2020	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund’s Institutional and Class K Shares outperformed the benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, while the Fund’s Investor A Shares performed in line with the benchmark and Service Shares and Investor C Shares underperformed the benchmark.

What factors influenced performance?

Risk assets around the globe rebounded beginning in late March as optimism around reopening and monetary policy support drove the market rather than the onslaught of poor economic data. The Fund’s performance benefited from a number of small out-of-benchmark allocations to Italian inflation, macro strategies, emerging market sovereign rates, agency mortgage-backed securities and agency commercial mortgage-backed securities (“CMBS”) that rebounded after sharp declines over the month of March. The Fund also benefited from short volatility positions and Treasury inflation protected security (“TIPS”) relative value positions initiated in March.

The investment adviser entered into 2020 with the opinion that global growth would move higher and central banks would remain on pause after easing policy in 2019. The global spread of coronavirus pandemic shifted that narrative quickly in the first quarter of 2020 as interest rates declined and risk assets began to underperform. The Fund was positioned underweight to nominal rates in the United States, which detracted from performance as Treasury yields declined sharply in the wake of a global flight to safety. March was a historically tumultuous month in fixed income markets as investors weighed the global spread of the coronavirus pandemic against the tremendous response from global central banks and massive fiscal stimulus packages. Risk assets (as well as inflation expectations) underperformed dramatically in March as fears around the impact of the coronavirus pandemic on the economy drove the market. The Fund’s exposure to five-year TIPS detracted from performance as inflation expectations plummeted, with the deterioration exacerbated by an oil price war between Russia and Saudi Arabia launched in early March.

The Fund employed the use of derivatives during the period primarily in the form of options, futures and swaps. The Fund’s use of derivatives had a negative impact on performance.

Describe recent portfolio activity.

The Fund increased long exposure to shorter maturity TIPS and moved closer to a neutral position with respect to duration (and corresponding sensitivity to changes in interest rates).

Describe portfolio positioning at period end.

At period end, the Fund was positioned to benefit from inflation exceeding expectations as reflected in valuations for shorter maturity TIPS, on the view that monetary and fiscal policy will remain extremely supportive. The Fund was positioned fairly neutrally with respect to duration but with an underweight bias. The Fund maintained a small allocation to agency CMBS. The Fund held an allocation to Italian real rates on the view that risk sentiment in Europe should be strong, and an allocation to emerging market sovereign rates that continue to look attractive from a valuation perspective.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Inflation Protected Bond Portfolio

Performance Summary for the Period Ended June 30, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(7.63)%	(7.78)%	6.09%	8.50%	N/A	3.36%	N/A	3.12%	N/A
Service	(7.86)	(8.04)	5.96	8.22	N/A	3.10	N/A	2.84	N/A
Investor A	(7.56)	(7.82)	6.02	8.20	3.88%	3.10	2.26%	2.82	2.40%
Investor C	(8.57)	(8.72)	5.56	7.42	6.42	2.34	2.34	2.08	2.08
Class K	(7.58)	(7.64)	6.18	8.54	N/A	3.45	N/A	3.23	N/A
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index (c)	—	—	6.01	8.28	N/A	3.75	N/A	3.52	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and U.S. and non-U.S. corporations. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Inflation Protected Bond Portfolio (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	An unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.
N/A – Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments	(a)
U.S. Treasury Obligations	92%
U.S. Government Sponsored Agency Securities	4
Foreign Government Obligations	2
Investment Companies	2
Non-Agency Mortgage-Backed Securities	—	(b)
Corporate Bonds	—	(b)

(a)	Excludes short-term securities, options purchased, options written and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments	(b)
AAA/Aaa (c)	98%
AA/Aa	—	(d)
A	—	(d)
BBB/Baa	1
BB/Ba	—	(d)
NR	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities, options purchased, options written and TBA sale commitments.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

FUND SUMMARY	5

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at NAV on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual				Hypothetical (a)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Ending Account Value (06/30/20)	Expenses Paid During the Period (c)
Institutional	$1,000.00	$1,060.90	$2.51	$1.74	$1,000.00	$1,022.43	$2.46	$1,023.17	$1.71
Service	1,000.00	1,059.60	3.79	3.02	1,000.00	1,021.18	3.72	1,021.93	2.97
Investor A	1,000.00	1,060.20	3.79	3.02	1,000.00	1,021.18	3.72	1,021.93	2.97
Investor C	1,000.00	1,055.60	7.62	6.85	1,000.00	1,017.45	7.47	1,018.20	6.72
Class K	1,000.00	1,061.80	2.26	1.49	1,000.00	1,022.68	2.21	1,023.42	1.46

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.49% for Institutional, 0.74% for Service, 0.74% for Investor A, 1.49% for Investor C and 0.44% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.34% for Institutional, 0.59% for Service, 0.59% for Investor A, 1.34% for Investor C and 0.29% for Class K), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Consolidated Schedule of Investments (unaudited) June 30, 2020	BlackRock Inflation Protected Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Corporate Bonds — 0.2%

United States — 0.2%
Continental Resources, Inc., 3.80%, 06/01/24	USD	600	$561,012
Endeavor Energy Resources LP, 5.50%, 01/30/26(a)		1,000	957,500
Jagged Peak Energy LLC, 5.88%, 05/01/26		1,000	970,000
WPX Energy, Inc., 5.75%, 06/01/26		800	776,001

			3,264,513

Total Corporate Bonds — 0.2% (Cost: $3,469,321)			3,264,513

Foreign Government Obligations — 2.6%

Brazil — 0.2%
Federative Republic of Brazil, 4.50%, 05/30/29		3,348	3,443,209

Colombia — 0.3%
Republic of Colombia, 4.50%, 03/15/29		4,500	4,924,687

Indonesia — 0.2%
Republic of Indonesia, 4.13%, 01/15/25		4,000	4,353,750

Israel — 0.3%
State of Israel Government Bond,
3.88%, 07/03/50		4,968	5,890,185

Italy — 0.9%
Republic of Italy, 1.35%, 05/15/28(a)	EUR	13,456	15,720,724

Mexico — 0.5%
United Mexican States:
3.25%, 04/16/30	USD	6,940	6,881,010
4.75%, 04/27/32		1,890	2,081,835

			8,962,845

Saudi Arabia — 0.2%
Kingdom of Saudi Arabia, 4.38%, 04/16/29		3,656	4,258,097

South Africa — 0.0%
Republic of South Africa, 4.85%, 09/30/29		456	429,780

Total Foreign Government Obligations — 2.6% (Cost: $44,738,050)			47,983,277

	Shares

Investment Companies — 1.9%
iShares J.P. Morgan USD Emerging Markets Bond ETF*		336,000	36,697,920

Total Investment Companies — 1.9% (Cost: $36,407,246)			36,697,920

Security	Par (000)		Value

Non-Agency Mortgage-Backed Securities — 0.4%

Commercial Mortgage-Backed Securities — 0.4%

United States — 0.4%
Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4, 3.31% 04/10/49	USD	1,810	$1,964,072
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4, 4.17% 12/15/46		1,580	1,707,349
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5, 3.53% 10/15/48		1,667	1,821,785
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class A4, 3.64% 12/15/59		2,024	2,265,727

			7,758,933

Total Non-Agency Mortgage-Backed Securities — 0.4% (Cost: $7,084,084)			7,758,933

U.S. Government Sponsored Agency Securities — 5.2%

Commercial Mortgage-Backed Securities — 2.3%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass- Through Certificates Variable Rate Notes, Series KL4F, Class A2AS, 3.68%, 10/25/25(b)		2,982	3,406,505
Federal Home Loan Mortgage Corp. Variable Rate Notes:
Series 2013-K32, Class B, 3.65%, 10/25/46(a)(b)		3,432	3,605,294
Series 2016-K60, Class B, 3.66%, 12/25/49(a)(b)		2,000	2,092,377
Series 2017-K61, Class B, 3.81%, 12/25/49(a)(b)		3,000	3,167,148
Series 2017-K62, Class B, 4.00%, 01/25/50(a)(b)(c)		2,500	2,642,240
Series 2017-K65, Class B, 4.21%, 07/25/50(a)(b)		2,000	2,182,941
Series 2017-K66, Class B, 4.17%, 07/25/27(a)(b)		1,729	1,866,895
Series 2018-K73, Class B, 3.98%, 02/25/51(a)(b)		1,350	1,481,221
Series 2018-K74, Class B, 4.23%, 02/25/51(a)(b)		500	550,935
Series 2018-K82, Class B, 4.27%, 09/25/28(a)(b)		2,043	2,249,895
Series 2018-K83, Class B, (LIBOR USD 1 Month + 0.00%), 4.42%, 11/25/51(a)(d)		2,000	2,209,851
Series 2019-K103, Class B, 3.57%, 12/25/51(a)(b)		717	763,876
Series 2019-K91, Class B, 4.40%, 04/25/51(a)(b)		2,000	2,212,834
Series 2019-K94, Class B, 4.10%, 07/25/52(a)(b)		2,000	2,169,489
Series 2019-K97, Class B, 3.89%, 09/25/51(a)(b)		2,000	2,138,053
Series 2020-K104, Class B, 3.54%, 02/25/52(a)(b)		2,500	2,692,981
Series 2020-K737, Class B, 3.41%, 01/25/53(a)(b)		932	968,219
Series W5FX, Class AFX, 3.34%, 04/25/28(b)		2,500	2,840,226

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Inflation Protected Bond Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Federal National Mortgage Association ACES Variable Rate Notes, Series 2017-M14, Class A2, 2.97%, 11/25/27(b)	USD 2,500	$2,789,902

		42,030,882

Mortgage-Backed Securities — 2.9%
Uniform Mortgage-Backed Securities:
2.50%, 07/25/50 - 08/25/50(e)	52,500	54,716,498

Total U.S. Government Sponsored Agency Securities — 5.2% (Cost: $94,192,893)		96,747,380

U.S. Treasury Obligations — 122.3%
U.S. Treasury Inflation Linked Bonds:
2.38%, 01/15/25 - 01/15/27	60,947	71,560,048
2.00%, 01/15/26	26,553	30,857,233
1.75%, 01/15/28	23,185	27,656,505
3.63%, 04/15/28(f)	20,821	28,017,354
2.50%, 01/15/29	20,861	26,737,125
3.88%, 04/15/29	25,426	35,937,142
3.38%, 04/15/32	8,737	13,002,165
2.13%, 02/15/40 - 02/15/41	28,474	42,263,385
0.75%, 02/15/42 - 02/15/45	61,019	73,837,996
0.63%, 02/15/43	21,202	24,932,649
1.38%, 02/15/44	30,021	40,926,733
1.00%, 02/15/46 - 02/15/48	39,027	51,016,284
0.88%, 02/15/47	20,471	26,077,427
1.00%, 02/15/49(f)	16,940	22,575,113
0.25%, 02/15/50	8	8,949
U.S. Treasury Inflation Linked Notes:
0.63%, 07/15/21 - 01/15/26	282,815	296,685,913
0.13%, 01/15/22 - 01/15/30	201,425	212,349,684
0.38%, 07/15/23 - 07/15/27	220,339	234,915,685
0.50%, 04/15/24(f)	160,251	168,419,422
0.13%, 07/15/24 - 04/15/25(f)	379,272	396,941,152
0.25%, 01/15/25 - 07/15/29	105,858	113,240,257
0.50%, 01/15/28	50,887	55,782,139
0.75%, 07/15/28	45,690	51,511,625
0.88%, 01/15/29	38,765	44,162,792
U.S. Treasury Notes:
2.50%, 01/15/22	61,000	63,170,742

Security	Par (000)		Value

U.S. Treasury Obligations (continued)
1.75%, 04/30/22 - 07/15/22	USD	120,000	$123,665,625

Total U.S. Treasury Obligations — 122.3% (Cost: $2,103,890,022)			2,276,251,144

Total Long-Term Investments — 132.6% (Cost: $2,289,781,616)			2,468,703,167

	Shares

Short-Term Securities — 0.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(g)*		15,000,081	15,000,081

Total Short-Term Securities — 0.8% (Cost: $15,000,081)			15,000,081

Total Options Purchased — 0.2% (Cost: $5,129,468)			4,210,844

Total Investments Before Options Written and TBA Sale Commitments — 133.6% (Cost: $2,309,911,165)			2,487,914,092

Total Options Written — (0.2)% (Premiums Received — $6,014,364)			(3,566,525)

	Par (000)

TBA Sale Commitments — (2.9)%
Uniform Mortgage-Backed Securities, 2.50%, 07/25/50(e)		52,500	(54,731,250)

Total TBA Sale Commitments — (2.9)% (Proceeds: $54,094,154)			(54,731,250)

Total Investments Net of Options Written and TBA Sale Commitments — 130.5% (Cost: $2,249,802,647)			2,429,616,317

Liabilities in Excess of Other Assets — (30.5)%			(568,224,157)

Net Assets — 100.0%			$1,861,392,160

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(e)	Represents or includes a TBA transaction.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Annualized 7-day yield as of period end.

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Inflation Protected Bond Portfolio

*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	3,223,483	11,776,598	—	15,000,081	$15,000,081	$22,750	$—	$—
iShares iBoxx $ Investment Grade Corporate Bond ETF(c)	—	4,600,000	(4,600,000)	—	—	292,147	5,074,315	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	—	336,000	—	336,000	36,697,920	—	—	290,674
iShares Short-Term Corporate Bond ETF(c)	—	108,194	(108,194)	—	—	—	4,153	—

					$51,698,001	$314,897	$5,078,468	$290,674

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)	As of period end, the entity is no longer held by the Fund.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date		Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Nomura Securities International, Inc.	0.16%	03/03/20	Open	(a)	$2,267,663	$2,281,420	U.S. Treasury Obligations	Open/Demand (a)
J.P. Morgan Securities LLC	0.05	06/24/20	07/01/20		104,000,000	104,001,011	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	0.20	06/24/20	07/01/20		112,750,000	112,754,385	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	0.16	06/30/20	07/01/20		164,624,749	164,625,481	U.S. Treasury Obligations	Overnight
Bank of America Securities, Inc.	0.18	06/30/20	07/01/20		10,743,750	10,743,804	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	0.17	06/30/20	07/01/20		166,374,407	166,375,192	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	0.17	06/30/20	07/01/20		22,839,967	22,840,075	U.S. Treasury Obligations	Overnight

					$583,600,536	$583,621,368

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Inflation Protected Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-BTP	21	09/08/20	$3,395	$6,891
U.S. Treasury Ultra Bond	85	09/21/20	18,543	327,654
U.S. Treasury 2 Year Note	1	09/30/20	221	29
90-day Eurodollar	720	03/15/21	179,640	106,871
90-day Eurodollar	720	06/14/21	179,676	120,371
90-day Eurodollar	720	09/13/21	179,685	136,757
90-day Eurodollar	720	12/13/21	179,640	143,996

				842,569

Short Contracts
Euro-Bund	45	09/08/20	8,924	(38,692)
Canada 10 Year Bond	5	09/21/20	567	(92)
U.S. Treasury 10 Year Note	272	09/21/20	37,855	48,888
U.S. Treasury 10 Year Ultra Note	471	09/21/20	74,175	(705,522)
U.S. Treasury Long Bond	8	09/21/20	1,429	(22,454)
Long Gilt	7	09/28/20	1,194	(6,671)
U.S. Treasury 5 Year Note	3,496	09/30/20	439,595	(1,446,131)
90-day Eurodollar	720	03/13/23	179,496	(271,128)
90-day Eurodollar	720	06/19/23	179,424	(277,454)
90-day Eurodollar	720	09/18/23	179,352	(276,753)
90-day Eurodollar	720	12/18/23	179,253	(277,704)

				(3,273,713)

				$(2,431,144)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	723,000	USD	811,864	State Street Bank and Trust Co.	07/06/20	$493
USD	12,365,295	EUR	10,887,000	JPMorgan Chase Bank NA	09/16/20	112,731
USD	1,207,350	EUR	1,060,000	State Street Bank and Trust Co.	09/16/20	14,394

						127,618

EUR	1,060,000	USD	1,205,392	State Street Bank and Trust Co.	07/06/20	(14,385)
USD	967,033	EUR	863,000	BNP Paribas SA	07/06/20	(2,626)
USD	1,071,909	EUR	963,000	UBS AG	07/06/20	(10,110)
USD	812,393	EUR	723,000	State Street Bank and Trust Co.	08/05/20	(533)

						(27,654)

Inflation Rate Caps

Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Maximum of HICPx for January 2022 divided by HIPCx for January 2012 minus 2.50% or $0	Upfront premium and payment at expiration	Deutsche Bank AG	04/26/22	EUR	14,495	$(2)	$(1,014,650)	$1,014,648

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Inflation Protected Bond Portfolio

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range	Notional Amount (000)	Value
Call
EUR Currency	Up and Out	Credit Suisse International	07/23/20	USD	1.14	USD 1.17	EUR 40,000	$37,462

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
U.S. Treasury 10 Year Note	1,050	07/02/20	USD	139.25	USD	105,000	$196,875

Put
U.S. Treasury 10 Year Note	1,050	07/02/20	USD	139.25	USD	105,000	278,906

							$475,781

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Bank of America NA	09/29/20	JPY	107.00	USD	24,063	$415,607
USD Currency	JPMorgan Chase Bank NA	09/29/20	JPY	107.00	USD	10,937	188,899
AUD Currency	BNP Paribas SA	10/06/20	USD	0.61	AUD	14,000	1,155,690
USD Currency	Bank of America NA	10/06/20	JPY	108.45	USD	11,000	112,600

							1,872,796

Put
USD Currency	Deutsche Bank AG	07/10/20	NOK	9.22	USD	24,000	8,928
USD Currency	Deutsche Bank AG	07/10/20	NOK	9.52	USD	24,000	99,264
USD Currency	JPMorgan Chase Bank NA	07/10/20	NOK	9.82	USD	24,000	542,937
AUD Currency	JPMorgan Chase Bank NA	07/16/20	USD	0.68	AUD	40,000	76,421
USD Currency	Goldman Sachs International	09/10/20	MXN	21.40	USD	5,000	21,165
USD Currency	JPMorgan Chase Bank NA	09/10/20	TRY	6.50	USD	10,000	15,070
USD Currency	Morgan Stanley & Co. International plc	09/10/20	MXN	21.40	USD	5,000	21,165
USD Currency	Bank of America NA	09/29/20	JPY	107.00	USD	24,063	234,046
USD Currency	JPMorgan Chase Bank NA	09/29/20	JPY	107.00	USD	10,937	106,377
AUD Currency	BNP Paribas SA	10/06/20	USD	0.61	AUD	14,000	21,610
USD Currency	Bank of America NA	10/06/20	JPY	108.45	USD	11,000	178,668

							1,325,651

							$ 3,198,447

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)	Value
	Rate	Frequency	Rate	Frequency
Put 30-Year Interest Rate Swap(a)	1.04%	Semi-Annual	3 month LIBOR Quarterly		Citibank NA	07/31/20	1.04%	USD 37,500	$499,154

(a)	Forward settling swaption.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Inflation Protected Bond Portfolio

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
U.S. Treasury 10 Year Note	144	07/17/20	USD	139.25	USD	14,400	$(56,250)

Put
U.S. Treasury 10 Year Note	144	07/17/20	USD	137.75	USD	14,400	(11,251)

							$(67,501)

OTC Currency Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	JPMorgan Chase Bank NA	09/29/20	JPY	107.00	USD	35,000	$(604,505)
AUD Currency	JPMorgan Chase Bank NA	10/06/20	USD	0.61	AUD	14,000	(1,155,690)
USD Currency	JPMorgan Chase Bank NA	10/06/20	JPY	108.45	USD	11,000	(112,600)

							(1,872,795)

Put
USD Currency	Deutsche Bank AG	07/10/20	NOK	9.82	USD	24,000	(542,937)
USD Currency	JPMorgan Chase Bank NA	07/10/20	NOK	9.22	USD	24,000	(8,928)
USD Currency	JPMorgan Chase Bank NA	07/10/20	NOK	9.52	USD	24,000	(99,264)
AUD Currency	JPMorgan Chase Bank NA	07/16/20	USD	0.64	AUD	20,000	(2,120)
AUD Currency	JPMorgan Chase Bank NA	07/16/20	USD	0.66	AUD	40,000	(16,497)
USD Currency	Goldman Sachs International	09/10/20	MXN	20.30	USD	7,500	(7,400)
USD Currency	Morgan Stanley & Co. International plc	09/10/20	MXN	20.30	USD	7,500	(7,400)
USD Currency	JPMorgan Chase Bank NA	09/29/20	JPY	107.00	USD	35,000	(340,423)
AUD Currency	JPMorgan Chase Bank NA	10/06/20	USD	0.61	AUD	14,000	(21,610)
USD Currency	JPMorgan Chase Bank NA	10/06/20	JPY	108.45	USD	11,000	(178,668)

							(1,225,247)

							$(3,098,042)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
30-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.87%	Semi-Annual	BNP Paribas SA	07/20/20	0.87%	USD	14,839	$(230,211)

Put
30-Year Interest Rate Swap(a)	1.17%	Semi-Annual	3 month LIBOR	Quarterly	BNP Paribas SA	07/20/20	1.17	USD	14,839	(40,293)
30-Year Interest Rate Swap(a)	1.24%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	07/31/20	1.24	USD	37,500	(130,476)

										(170,769)

										$ (400,980)

(a)	Forward settling swaption.

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Inflation Protected Bond Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1.59%	At Termination	1 day REPO_CORRA	At Termination	N/A		07/15/20	CAD	51,669	$(59,065)	$—	$(59,065)
1.57%	At Termination	1 day REPO_CORRA	At Termination	N/A		07/15/20	CAD	61,324	(68,854)	—	(68,854)
1.69%	At Termination	1 day REPO_CORRA	At Termination	07/15/20	(a)	09/09/20	CAD	103,650	(169,335)	(54,248)	(115,087)
1 day
REPO_CORRA	At Termination	1.69%	At Termination	07/15/20	(a)	09/09/20	CAD	188,455	307,882	—	307,882
0.69%	Semi-Annual	3 month BA	Semi-Annual	04/01/21	(a)	04/01/22	CAD	5,898	(5,860)	—	(5,860)
0.77%	Semi-Annual	3 month BA	Semi-Annual	04/07/21	(a)	04/07/22	CAD	3,540	(5,577)	—	(5,577)
0.71%	Semi-Annual	3 month BA	Semi-Annual	04/09/21	(a)	04/09/22	CAD	3,540	(4,018)	—	(4,018)
1 day SONIA	At Termination	0.02%	At Termination	05/26/22	(a)	05/26/23	GBP	5,155	4,857	—	4,857
1 day SONIA	At Termination	0.04%	At Termination	06/03/22	(a)	06/03/23	GBP	5,155	6,105	—	6,105
3 month BA	Semi-Annual	1.07%	Semi-Annual	04/03/23	(a)	04/03/24	CAD	5,898	7,687	—	7,687
3 month BA	Semi-Annual	1.21%	Semi-Annual	04/10/23	(a)	04/10/24	CAD	3,540	8,205	—	8,205
3 month BA	Semi-Annual	1.22%	Semi-Annual	04/10/23	(a)	04/10/24	CAD	3,540	8,464	—	8,464
3 month BA	Semi-Annual	0.75%	Semi-Annual	N/A		05/26/25	CAD	1,760	(135)	—	(135)
3 month BA	Semi-Annual	0.82%	Semi-Annual	N/A		06/03/25	CAD	590	1,300	—	1,300
3 month BA	Semi-Annual	0.82%	Semi-Annual	N/A		06/03/25	CAD	590	1,408	—	1,408
6 month EURIBOR	Semi-Annual	(0.33)%	Annual	N/A		06/23/25	EUR	7,230	5,228	—	5,228
6 month EURIBOR	Semi-Annual	(0.33)%	Annual	N/A		06/23/25	EUR	7,230	6,465	—	6,465
		6 month
(0.07)%	Annual	EURIBOR	Semi-Annual	09/10/20	(a)	08/15/29	EUR	4,740	(64,407)	—	(64,407)
		6 month
0.06%	Annual	EURIBOR	Semi-Annual	N/A		06/23/50	EUR	1,195	(11,150)	—	(11,150)
		6 month
0.06%	Annual	EURIBOR	Semi-Annual	N/A		06/23/50	EUR	1,195	(9,920)	—	(9,920)
3 month LIBOR	Quarterly	0.88%	Semi-Annual	07/02/20	(a)	07/02/50	USD	3,594	(3,334)	(3,334)	—

									$(44,054)	$(57,582)	$13,528

(a)	Forward swap.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
1 month USCPI	At Termination	(0.85)%	At Termination	05/11/21	USD	90,000	$ (747,396)	$—	$(747,396)
1 month USCPI	At Termination	(0.77)%	At Termination	05/12/21	USD	90,000	(692,169)	—	(692,169)
0.03%	At Termination	1 month USCPI	At Termination	05/11/22	USD	90,000	1,063,227	—	1,063,227
0.10%	At Termination	1 month USCPI	At Termination	05/12/22	USD	90,000	963,152	—	963,152
3.46%	At Termination	UK Retail Price Index All Items Monthly	At Termination	11/15/27	GBP	23,810	(1,504,180)	—	(1,504,180)
1.20%	At Termination	1 month HICPXT	At Termination	01/15/30	EUR	3,820	(202,559)	—	(202,559)
UK Retail Price Index All
Items Monthly	At Termination	3.48%	At Termination	01/15/30	GBP	1,880	67,425	—	67,425
1.05%	At Termination	1 month HICPXT	At Termination	02/15/30	EUR	2,070	(68,648)	—	(68,648)
UK Retail Price Index All
Items Monthly	At Termination	3.27%	At Termination	03/15/30	GBP	910	(2,848)	—	(2,848)
UK Retail Price Index All
Items Monthly	At Termination	3.33%	At Termination	05/15/30	GBP	590	724	—	724
UK Retail Price Index All
Items Monthly	At Termination	3.55%	At Termination	11/15/32	GBP	23,810	2,346,021	—	2,346,021

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Inflation Protected Bond Portfolio

Centrally Cleared Inflation Swaps (continued)

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
UK Retail Price Index All Items Monthly	At Termination	3.60%	At Termination	11/15/42	GBP	14,345	$4,528,694	$—	$4,528,694
3.55%	At Termination	UK Retail Price Index All Items Monthly	At Termination	11/15/47	GBP	14,345	(6,897,235)	—	(6,897,235)
UK Retail Price Index All Items Monthly	At Termination	3.51%	At Termination	02/15/48	GBP	80	36,434	1,544	34,890

							$(1,109,358)	$1,544	$(1,110,902)

OTC Inflation Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
1 month USCPI	At Termination	(0.05)%	At Termination	Citibank NA	04/15/22	USD	45,000	$(487,086)	$—	$(487,086)
0.61%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/24	USD	45,000	670,499	—	670,499

								$183,413	$—	$183,413

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day REPO_CORRA	Canadian Overnight Repo Rate	0.25%
1 day SONIA	Sterling Overnight Index Average	0.06
1 month HICPXT	Harmonized Index Of Consumer Prices Excluding Tobacco	(0.11)
1 month USCPI	U.S. Consumer Price Index	0.10
3 month BA	Canadian Bankers Acceptances	0.56
3 month LIBOR	London Interbank Offered Rate	0.30
6 month EURIBOR	Euro Interbank Offered Rate	(0.31)

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$1,544	$(57,582)	$9,361,734	$(10,459,108)	$—
OTC Swaps	—	—	670,499	(487,086)	—
Options Written	N/A	N/A	3,383,455	(935,616)	(3,566,525)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Inflation Protected Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$891,457	$—	$891,457
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	127,618	—	—	127,618
Options purchased (b)
Investments at value — unaffiliated (c)	—	—	—	3,235,909	974,935	—	4,210,844
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	—	—	—	357,601	9,004,133	9,361,734
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	—	670,499	670,499

	$—	$—	$—	$3,363,527	$2,223,993	$9,674,632	$15,262,152

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	—	—	3,322,601	—	3,322,601
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	27,654	—	—	27,654
Options written
Options written at value	—	—	—	3,098,042	468,481	2	3,566,525
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	—	—	—	344,073	10,115,035	10,459,108
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	—	487,086	487,086

	$—	$—	$—	$3,125,696	$4,135,155	$10,602,123	$17,862,974

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes forward settling swaptions.
(c)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$1,016,200	$—	$(182,734)	$—	$(19,388,926)	$—	$(18,555,460)
Forward foreign currency exchange contracts	—	—	—	1,534,584	—	—	1,534,584
Options purchased (a)	—	—	98,935	(301,788)	(3,145,519)	—	(3,348,372)
Options written	—	—	113,164	431,607	4,821,245	—	5,366,016
Swaps	—	—	—	—	(4,249,391)	(537,646)	(4,787,037)

	$1,016,200	$—	$29,365	$1,664,403	$(21,962,591)	$(537,646)	$(19,790,269)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	(7,325)	—	(4,299,568)	—	(4,306,893)
Forward foreign currency exchange contracts	—	—	—	(1,645,613)	—	—	(1,645,613)
Options purchased (b)	—	—	—	(959,126)	429,877	—	(529,249)
Options written	—	—	—	1,371,134	(72,162)	36	1,299,008
Swaps	—	—	—	—	(238,578)	(879,598)	(1,118,176)

	$—	$—	$(7,325)	$(1,233,605)	$(4,180,431)	$(879,562)	$(6,300,923)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Inflation Protected Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$370,741,561
Average notional value of contracts — short	864,550,272
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	62,062,191
Average amounts sold — in USD	50,879,062
Options:
Average value of option contracts purchased	2,853,171
Average value of option contracts written	3,536,472
Average notional value of swaption contracts purchased	18,750,000
Average notional value of swaption contracts written	248,589,000
Interest rate swaps:
Average notional value — pays fixed rate	175,790,362
Average notional value — receives fixed rate	174,954,972
Inflation swaps:
Average notional value — pays fixed rate	176,691,841
Average notional value — receives fixed rate	163,761,150

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$414,615	$713,905
Forward foreign currency exchange contracts	127,618	27,654
Options (a)(b)	4,210,844	3,566,525
Swaps — Centrally cleared	—	110,803
Swaps — OTC (c)	670,499	487,086

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$5,423,576	$4,905,973
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(890,396)	(892,209)

Total derivative assets and liabilities subject to an MNA	$4,533,180	$4,013,764

(a)

Includes options purchased at value which is included in Investments at value – unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes forward settling swaptions.
(c)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America NA	$940,921	$—	$—	$(940,921)	$—
BNP Paribas SA	1,177,300	(273,130)	—	(810,000)	94,170
Citibank NA	1,169,653	(617,562)	—	(420,000)	132,091
Credit Suisse International	37,462	—	—	—	37,462
Deutsche Bank AG	108,192	(108,192)	—	—	—
Goldman Sachs International	21,165	(7,400)	—	—	13,765
JPMorgan Chase Bank NA	1,042,435	(1,042,435)	—	—	—
Morgan Stanley & Co. International plc	21,165	(7,400)	—	—	13,765
State Street Bank and Trust Co.	14,887	(14,887)	—	—	—

	$4,533,180	$(2,071,006)	$—	$(2,170,921)	$291,253

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Inflation Protected Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)
BNP Paribas SA	$273,130	$(273,130)	$—	$—	$—
Citibank NA	617,562	(617,562)	—	—	—
Deutsche Bank AG	542,939	(108,192)	—	(434,747)	—
Goldman Sachs International	7,400	(7,400)	—	—	—
JPMorgan Chase Bank NA	2,540,305	(1,042,435)	—	(110,000)	1,387,870
Morgan Stanley & Co. International plc	7,400	(7,400)	—	—	—
State Street Bank and Trust Co.	14,918	(14,887)	—	—	31
UBS AG	10,110	—	—	—	10,110

	$4,013,764	$(2,071,006)	$—	$(544,747)	$1,398,011

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Inflation Protected Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Corporate Bonds	$—	$3,264,513	$—	$3,264,513
Foreign Government Obligations	—	47,983,277	—	47,983,277
Investment Companies	36,697,920	—	—	36,697,920
Non-Agency Mortgage-Backed Securities	—	7,758,933	—	7,758,933
U.S. Government Sponsored Agency Securities	—	94,105,140	2,642,240	96,747,380
U.S. Treasury Obligations	—	2,276,251,144	—	2,276,251,144
Short-Term Securities	15,000,081	—	—	15,000,081
Options Purchased:
Foreign currency exchange contracts	—	3,235,909	—	3,235,909
Interest rate contracts	475,781	499,154	—	974,935
Liabilities:
Investments:
TBA Sale Commitments	—	(54,731,250)	—	(54,731,250)

	$52,173,782	$2,378,366,820	$2,642,240	$2,433,182,842

Derivative Financial Instruments (a)
Assets:
Foreign currency exchange contracts	$—	$127,618	$—	$127,618
Interest rate contracts	891,457	357,601	—	1,249,058
Other contracts	—	9,674,632	—	9,674,632
Liabilities:
Foreign currency exchange contracts	—	(3,125,696)	—	(3,125,696)
Interest rate contracts	(3,390,102)	(745,053)	—	(4,135,155)
Other contracts	—	(10,602,123)	—	(10,602,123)

	$(2,498,645)	$(4,313,021)	$—	$(6,811,666)

The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.
(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, Reverse Repurchase Agreements of $583,621,368 are categorized as Level 2 within the disclosure hierarchy.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Statement of Assets and Liabilities  (unaudited)

June 30, 2020

BlackRock Inflation Protected Bond Portfolio

ASSETS
Investments at value — unaffiliated (cost — $2,258,503,838)	$2,436,216,091
Investments at value — affiliated (cost — $51,407,327)	51,698,001
Cash	2,128,931
Cash pledged:
Collateral — OTC derivatives	9,520,000
Futures contracts	4,606,820
Centrally cleared swaps	4,033,000
Foreign currency at value (cost — $4,250,888)	4,421,645
Receivables:
Investments sold	9,617,527
TBA sale commitments	54,094,154
Capital shares sold	4,007,546
Dividends — affiliated	1,461
Interest — unaffiliated	6,656,027
From the Manager	170,957
Variation margin on futures contracts	414,615
Unrealized appreciation on:
Forward foreign currency exchange contracts	127,618
OTC swaps	670,499
Prepaid expenses	124,837

Total assets	2,588,509,729

LIABILITIES
Cash received:
Collateral — reverse repurchase agreements	19,000
Collateral — OTC derivatives	2,220,000
Options written at value (premium received $6,014,364)	3,566,525
TBA sale commitments at value (proceeds $54,094,154)	54,731,250
Reverse repurchase agreements at value	583,621,368
Payables:
Investments purchased	76,018,670
Administration fees	59,274
Capital shares redeemed	4,194,377
Investment advisory fees	317,094
Trustees’ and Officer’s fees	2,243
Other affiliates	10,033
Service and distribution fees	130,988
Variation margin on futures contracts	713,905
Variation margin on centrally cleared swaps	110,803
Other accrued expenses	887,299
Unrealized depreciation on:
Forward foreign currency exchange contracts	27,654
OTC swaps	487,086

Total liabilities	727,117,569

NET ASSETS	$1,861,392,160

NET ASSETS CONSIST OF
Paid-in capital	$1,733,184,649
Accumulated earnings	128,207,511

NET ASSETS	$1,861,392,160

NET ASSET VALUE
Institutional — Based on net assets of $1,073,300,207 and 93,972,827 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$11.42

Service — Based on net assets of $13,077,294 and 1,162,563 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$11.25

Investor A — Based on net assets of $367,240,094 and 33,003,433 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$11.13

Investor C — Based on net assets of $53,261,510 and 4,982,981 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$10.69

Class K — Based on net assets of $354,513,055 and 31,524,459 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$11.25

See notes to consolidated financial statements.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock Inflation Protected Bond Portfolio

INVESTMENT INCOME
Dividends — affiliated	$314,897
Dividends — unaffiliated	641
Interest — unaffiliated (a)	2,193,461

Total investment income	2,508,999

EXPENSES
Investment advisory	2,404,570
Transfer agent — class specific	1,580,180
Service and distribution — class specific	742,064
Administration	385,869
Administration — class specific	196,219
Accounting services	92,331
Professional	70,890
Registration	53,468
Printing	53,040
Custodian	45,353
Trustees and Officer	12,332
Miscellaneous	36,725

Total expenses excluding interest expense	5,673,041
Interest expense	1,485,156

Total expenses	7,158,197
Less:
Administration fees waived — class specific	(196,089)
Fees waived and/or reimbursed by the Manager	(301,181)
Transfer agent fees waived and/or reimbursed — class specific	(1,183,801)

Total expenses after fees waived and/or reimbursed	5,477,126

Net investment loss	(2,968,127)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	5,078,468
Investments — unaffiliated	42,735,083
Forward foreign currency exchange contracts	1,534,584
Foreign currency transactions	(705,675)
Futures contracts	(18,555,460)
Options written	5,366,016
Swaps	(4,787,037)

30,665,979

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	290,674
Investments — unaffiliated	89,109,997
Forward foreign currency exchange contracts	(1,645,613)
Foreign currency translations	159,443
Futures contracts	(4,306,893)
Options written	1,299,008
Swaps	(1,118,176)

83,788,440

Net realized and unrealized gain	114,454,419

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$111,486,292

(a)	Includes net inflationary and deflationary adjustments. See Note 4 of the Notes to Consolidated Financial Statements.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	21

Consolidated Statements of Changes in Net Assets

	BlackRock Inflation Protected Bond Portfolio
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(2,968,127)	$42,837,393
Net realized gain	30,665,979	8,060,781
Net change in unrealized appreciation (depreciation)	83,788,440	114,984,179

Net increase in net assets resulting from operations	111,486,292	165,882,353

DISTRIBUTIONS TO SHAREHOLDERS (a)
Institutional	(5,877,518)	(33,035,518)
Service	(68,740)	(424,951)
Investor A	(1,732,418)	(5,697,428)
Investor C	(234,521)	(1,533,106)
Class K	(1,824,280)	(7,377,395)

Decrease in net assets resulting from distributions to shareholders	(9,737,477)	(48,068,398)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(359,550,247)	(117,178,710)

NET ASSETS
Total increase (decrease) in net assets	(257,801,432)	635,245
Beginning of period	2,119,193,592	2,118,558,347

End of period	$1,861,392,160	$2,119,193,592

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Cash Flows  (Unaudited)

Six Months Ended June 30, 2020

BlackRock Inflation Protected Bond Portfolio

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$111,486,292
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	5,651,293,898
Purchases of long-term investments	(5,296,367,312)
Net purchases of short-term securities	(11,776,598)
Amortization of premium and accretion of discount on investments	7,022,057
Premiums received from options written	20,549,129
Premiums paid on closing options written	(10,387,430)
Net realized (gain) loss on investments and options written	(53,179,567)
Net unrealized (appreciation) depreciation on investments, options written, forward foreign currency exchange contracts, foreign currency translations and swaps	(89,244,270)

(Increase) Decrease in Assets:
Receivables:
Swaps	653
Dividends — affiliated	11,763
Dividends — unaffiliated	121
Interest — unaffiliated	352,521
From the Manager	37,107
Variation margin on futures contracts	92,995
Variation margin on centrally cleared swaps	228,313
Prepaid expenses	(31,689)

Increase (Decrease) in Liabilities:
Cash received:
Collateral — reverse repurchase agreements	(261,000)
Collateral — OTC derivatives	2,220,000
Payables:
Administration fees	(11,057)
Interest expense and fees	(581,446)
Investment advisory fees	(98,313)
Trustees’ and Officer’s fees	(716)
Other affiliates	5,319
Service and distribution fees	(11,369)
Variation margin on futures contracts	706,418
Variation margin on centrally cleared swaps	110,803
Other accrued expenses	(32,903)

Net cash provided by operating activities	332,133,719

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to shareholders	(271,193)
Payments on redemption of capital shares	(805,962,171)
Proceeds from issuance of capital shares	438,789,398
Net borrowing of reverse repurchase agreements	39,632,578

Net cash used for financing activities	(327,811,388)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	152,652

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency	4,474,983
Restricted and unrestricted cash and foreign currency at beginning of period	20,235,413

Restricted and unrestricted cash and foreign currency at end of period	$24,710,396

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,066,602

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$9,466,284

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	23

Consolidated Statement of Cash Flows  (Unaudited) (continued)

Six Months Ended June 30, 2020

	Six Months Ended	Year Ended
	June 30, 2020	December 31, 2019

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES:
Cash	$2,128,931	$522,294
Cash pledged:
Collateral — OTC derivatives	9,520,000	7,020,000
Futures contracts	4,606,820	6,538,820
Centrally cleared swaps	4,033,000	2,667,000
Foreign currency at value	4,421,645	3,487,299

	$24,710,396	$20,235,413

See notes to consolidated financial statements

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio

	Institutional

	Six Months Ended 06/30/20 (unaudited) (a)	Year Ended December 31,				Period from 10/01/16 to 12/31/16 (a)	Year Ended September 30,
		2019 (a)	2018 (a)	2017 (a)			2016 (a)	2015

Net asset value, beginning of period	$10.82	$10.23	$10.71	$10.62		$10.89	$10.58	$10.94

Net investment income (loss) (b)	(0.01)	0.22	0.28	0.24		0.06	0.11	0.11
Net realized and unrealized gain (loss)	0.67	0.62	(0.48)	0.09		(0.32)	0.51	(0.34)

Net increase (decrease) from investment operations	0.66	0.84	(0.20)	0.33		(0.26)	0.62	(0.23)

Distributions (c)
From net investment income	(0.06)	(0.25)	(0.25)	(0.24)		—	(0.20)	(0.13)
From return of capital	—	—	(0.03)	(0.00	)(d)	(0.01)	(0.11)	—

Total distributions	(0.06)	(0.25)	(0.28)	(0.24)		(0.01)	(0.31)	(0.13)

Net asset value, end of period	$11.42	$10.82	$10.23	$10.71		$10.62	$10.89	$10.58

Total Return (e)
Based on net asset value	6.09%(f)	8.26%	(1.88)%	3.09%		(2.35)%(f)	5.97%	(2.16)%

Ratios to Average Net Assets
Total expenses	0.65%(g)(h)	0.80%	0.63%	0.56%		0.61%(g)	0.60%	0.62%(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.49%(g)(h)	0.65%	0.50%	0.40%		0.40%(g)	0.48%	0.47%

Total expenses after fees waived and/ or reimbursed and paid indirectly and excluding interest expense	0.34%(g)(h)	0.34%	0.34%	0.35%		0.36%(g)	0.42%	0.44%

Net investment income (loss)	(0.15)%(g)(h)	2.12%	2.67%	2.26%		2.06%(g)	0.99%	0.99%

Supplemental Data
Net assets, end of period (000)	$1,073,300	$1,343,773	$1,434,877	$1,554,098		$1,485,583	$1,584,439	$1,758,366

Portfolio turnover rate (j)	210%	252%	176%	76%		7%	45%	61%

(a) Consolidated Financial Highlights.

(b) Based on average shares outstanding.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Amount is greater than $(0.005) per share.

(e) Where applicable, assumes the reinvestment of distributions.

(f)  Aggregate total return.

(g) Annualized.

(h) Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(i)  Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the expense ratio would have been 0.61%.

(j)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,				Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2019	2018	2017			2016	2015

Portfolio turnover rate (excluding MDRs)	199%	220%	172%	—%		—%	—%	—%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio

	Service

	Six Months Ended 06/30/20 (unaudited) (a)		Year Ended December 31,				Period from 10/01/16 to 12/31/16 (a)	Year Ended September 30,
			2019 (a)	2018 (a)	2017 (a)			2016 (a)	2015

Net asset value, beginning of period	$10.67		$10.10	$10.57	$10.50		$10.77	$10.49	$10.88

Net investment income (loss) (b)	(0.03)		0.19	0.25	0.20		0.05	0.08	(0.01)
Net realized and unrealized gain (loss)	0.66		0.61	(0.46)	0.09		(0.31)	0.50	(0.26)

Net increase (decrease) from investment operations	0.63		0.80	(0.21)	0.29		(0.26)	0.58	(0.27)

Distributions (c)
From net investment income	(0.05)		(0.23)	(0.23)	(0.22)		—	(0.19)	(0.12)
From return of capital	—		—	(0.03)	(0.00	)(d)	(0.01)	(0.11)	—

Total distributions	(0.05)		(0.23)	(0.26)	(0.22)		(0.01)	(0.30)	(0.12)

Net asset value, end of period	$11.25		$10.67	$10.10	$10.57		$10.50	$10.77	$10.49

Total Return (e)
Based on net asset value	5.96%(f)		7.97%	(2.03)%	2.74%		(2.38)%(f)	5.66%	(2.47)%

Ratios to Average Net Assets
Total expenses (g)	0.93%	(h)(i)	1.05%	0.95%	0.82%		0.86%(h)	0.86%	0.93%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.74%	(h)(i)	0.90%	0.75%	0.65%		0.66%(h)	0.78%	0.78%

Total expenses after fees waived and/ or reimbursed and paid indirectly and excluding interest expense	0.59%	(h)(i)	0.59%	0.59%	0.60%		0.62%(h)	0.71%	0.75%

Net investment income (loss)	(0.54	)%(h)(i)	1.79%	2.46%	1.94%		1.80%(h)	0.73%	(0.08)%

Supplemental Data
Net assets, end of period (000)	$13,077		$13,584	$21,040	$28,986		$41,422	$44,565	$41,926

Portfolio turnover rate (j)	210%		252%	176%	76%		7%	45%	61%

(a) Consolidated Financial Highlights.

(b) Based on average shares outstanding.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Amount is greater than $(0.005) per share.

(e) Where applicable, assumes the reinvestment of distributions.

(f)  Aggregate total return.

(g) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,				Period from 10/01/16 to 12/31/16	Year Ended September 30,
			2019	2018	2017			2016	2015

Expense ratios	N/A		N/A	N/A	N/A		N/A	0.86%	0.91%

(h) Annualized.

(i)  Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(j)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,				Period from 10/01/16 to 12/31/16	Year Ended September 30,
			2019	2018	2017			2016	2015

Portfolio turnover rate (excluding MDRs)	199%		220%	172%	—%		—%	—%	—%

See notes to consolidated financial statements.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio

	Investor A

	Six Months Ended 06/30/20 (unaudited) (a)	Year Ended December 31,				Period from 10/01/16 to 12/31/16 (a)	Year Ended September 30,
		2019 (a)	2018 (a)	2017 (a)			2016 (a)	2015

Net asset value, beginning of period	$10.55	$9.99	$10.46	$10.39		$10.65	$10.38	$10.77

Net investment income (loss) (b)	(0.03)	0.20	0.25	0.21		0.05	0.05	(0.02)
Net realized and unrealized gain (loss)	0.66	0.59	(0.46)	0.07		(0.30)	0.52	(0.25)

Net increase (decrease) from investment operations	0.63	0.79	(0.21)	0.28		(0.25)	0.57	(0.27)

Distributions (c)
From net investment income	(0.05)	(0.23)	(0.23)	(0.21)		—	(0.21)	(0.12)
From return of capital	—	—	(0.03)	(0.00	)(d)	(0.01)	(0.09)	—

Total distributions	(0.05)	(0.23)	(0.26)	(0.21)		(0.01)	(0.30)	(0.12)

Net asset value, end of period	$11.13	$10.55	$9.99	$10.46		$10.39	$10.65	$10.38

Total Return (e)
Based on net asset value	6.02%(f)	7.94%	(2.08)%	2.75%		(2.32)%(f)	5.59%	(2.49)%

Ratios to Average Net Assets
Total expenses	1.05%(g)(h)	1.27%	1.13%	0.95%		1.02%(g)	0.96%	0.97%(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.74%(g)(h)	0.90%	0.75%	0.65%		0.66%(g)	0.83%	0.79%

Total expenses after fees waived and/ or reimbursed and paid indirectly and excluding interest expense	0.59%(g)(h)	0.59%	0.59%	0.60%		0.62%(g)	0.76%	0.76%

Net investment income (loss)	(0.65)%(g)(h)	1.89%	2.42%	1.98%		1.80%(g)	0.45%	(0.14)%

Supplemental Data
Net assets, end of period (000)	$367,240	$359,449	$248,530	$301,045		$352,596	$358,182	$476,282

Portfolio turnover rate (j)	210%	252%	176%	76%		7%	45%	61%

(a) Consolidated Financial Highlights.

(b) Based on average shares outstanding.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Amount is greater than $(0.005) per share.

(e) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(f)  Aggregate total return.

(g) Annualized.

(h) Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(i)  Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the expense ratio would have been 0.95%.

(j)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,				Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2019	2018	2017			2016	2015

Portfolio turnover rate (excluding MDRs)	199%	220%	172%	—%		—%	—%	—%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio

	Investor C

	Six Months Ended 06/30/20 (unaudited) (a)	Year Ended December 31,				Period from 10/01/16 to 12/31/16 (a)	Year Ended September 30,
		2019 (a)	2018 (a)	2017 (a)			2016 (a)	2015

Net asset value, beginning of period	$10.17	$9.66	$10.13	$10.09		$10.36	$10.16	$10.62

Net investment income (loss) (b)	(0.07)	0.10	0.17	0.13		0.03	(0.02)	(0.09)
Net realized and unrealized gain (loss)	0.63	0.59	(0.44)	0.07		(0.29)	0.50	(0.25)

Net increase (decrease) from investment operations	0.56	0.69	(0.27)	0.20		(0.26)	0.48	(0.34)

Distributions (c)
From net investment income	(0.04)	(0.18)	(0.18)	(0.16)		—	(0.20)	(0.12)
From return of capital	—	—	(0.02)	(0.00	)(d)	(0.01)	(0.08)	—

Total distributions	(0.04)	(0.18)	(0.20)	(0.16)		(0.01)	(0.28)	(0.12)

Net asset value, end of period	$10.69	$10.17	$9.66	$10.13		$10.09	$10.36	$10.16

Total Return (e)
Based on net asset value	5.56%(f)	7.17%	(2.75)%	1.97%		(2.51)%(f)	4.83%	(3.22)%

Ratios to Average Net Assets
Total expenses	1.65%(g)(h)	1.83%	1.63%	1.58%		1.61%(g)(i)	1.60%	1.65%(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.49%(g)(h)	1.65%	1.50%	1.40%		1.41%(g)	1.53%	1.51%

Total expenses after fees waived and/ or reimbursed and paid indirectly and excluding interest expense	1.34%(g)(h)	1.34%	1.34%	1.35%		1.37%(g)	1.47%	1.48%

Net investment income (loss)	(1.33)%(g)(h)	1.04%	1.68%	1.25%		1.06%(g)	(0.15)%	(0.86)%

Supplemental Data
Net assets, end of period (000)	$53,262	$62,226	$99,108	$138,050		$183,525	$197,741	$243,707

Portfolio turnover rate (j)	210%	252%	176%	76%		7%	45%	61%

(a) Consolidated Financial Highlights.

(b) Based on average shares outstanding.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Amount is greater than $(0.005) per share.

(e) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(f)  Aggregate total return.

(g) Annualized.

(h) Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(i)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(j)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,				Period from 10/01/16 to 12/31/16	Year Ended September 30,
		2019	2018	2017			2016	2015

Portfolio turnover rate (excluding MDRs)	199%	220%	172%	—%		—%	—%	—%

See notes to consolidated financial statements.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Inflation Protected Bond Portfolio

	Class K

	Six Months Ended 06/30/20 (unaudited) (a)	Year Ended December 31,				Period from 10/01/16 to 12/31/16 (a)	Year Ended September 30,
		2019 (a)	2018 (a)	2017 (a)			2016 (a)	2015

Net asset value, beginning of period	$10.65	$10.07	$10.54	$10.45		$10.71	$10.41	$10.75

Net investment income (loss) (b)	(0.02)	0.22	0.28	0.24		0.06	0.14	0.05
Net realized and unrealized gain (loss)	0.68	0.61	(0.47)	0.08		(0.31)	0.47	(0.26)

Net increase (decrease) from investment operations	0.66	0.83	(0.19)	0.32		(0.25)	0.61	(0.21)

Distributions (c)
From net investment income	(0.06)	(0.25)	(0.25)	(0.23)		—	(0.19)	(0.13)
From return of capital	—	—	(0.03)	(0.00	)(d)	(0.01)	(0.12)	—

Total distributions	(0.06)	(0.25)	(0.28)	(0.23)		(0.01)	(0.31)	(0.13)

Net asset value, end of period	$11.25	$10.65	$10.07	$10.54		$10.45	$10.71	$10.41

Total Return (e)
Based on net asset value	6.18%(f)	8.28%	(1.81)%	3.14%		(2.29)%(f)	5.98%	(2.01)%

Ratios to Average Net Assets
Total expenses	0.50%(g)(h)	0.65%	0.53%	0.43%		0.46%(g)	0.47%	0.52%(i)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.44%(g)(h)	0.60%	0.45%	0.35%		0.34%(g)	0.39%	0.35%

Total expenses after fees waived and/ or reimbursed and paid indirectly and excluding interest expense	0.29%(g)(h)	0.29%	0.29%	0.30%		0.30%(g)	0.32%	0.32%

Net investment income (loss)	(0.29)%(g)(h)	2.14%	2.70%	2.29%		2.14%(g)	1.29%	0.47%

Supplemental Data
Net assets, end of period (000)	$354,513	$340,162	$315,003	$498,248		$405,439	$353,536	$363,660

Portfolio turnover rate (j)	210%	252%	176%	76%		7%	45%	61%

(a) Consolidated Financial Highlights.

(b) Based on average shares outstanding.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Amount is greater than $(0.005) per share.

(e) Where applicable, assumes the reinvestment of distributions.

(f)  Aggregate total return.

(g) Annualized.

(h) Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

(i)  Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

(j)  Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,				Period from	Year Ended September 30,
		2019	2018	2017		10/01/16 to 12/31/16	2016	2015

Portfolio turnover rate (excluding MDRs)	199%	220%	172%	—%		—%	—%	—%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	29

Notes to Consolidated Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds V (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Inflation Protected Bond Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of Cayman Inflation Protected Bond Portfolio, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $8,285,393, which is 0.5% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets.

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the ETF is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31

Notes to Consolidated Financial Statements  (unaudited) (continued)

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for consolidated financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	33

Notes to Consolidated Financial Statements  (unaudited) (continued)

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $445,193,389 and 0.62%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/ Received	Net Amount (b)
Bank of America Securities, Inc.	$(175,369,285)	$175,171,321	$—	$(197,964)
J.P. Morgan Securities LLC	(405,970,663)	405,783,786	—	(186,877)
Nomura Securities International, Inc.	(2,281,420)	2,296,044	(14,624)	—

	$(583,621,368)	$583,251,151	(14,624)	$(384,841)

(a)

Collateral with a value of $583,251,151 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes swaptions primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate and inflation rate caps and floors — Interest rate and inflation rate caps and floors are entered into to gain or reduce exposure to interest rates and/or inflation rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate or inflation indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate or inflation indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate or inflation rate cap would be the notional amount times the percentage increase in interest rates or inflation rates determined by the difference between the interest rate or inflation index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	35

Notes to Consolidated Financial Statements  (unaudited) (continued)

OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker a variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.250%
$1 Billion — $3 Billion	0.240
$3 Billion — $5 Billion	0.230
$5 Billion — $10 Billion	0.220
Greater than $10 Billion	0.210

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fees	Distribution Fees
Service	0.25%	—%
Investor A	0.25	—
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service and Distribution Fees
Service	$16,793
Investor A	445,020
Investor C	280,251
$742,064

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended June 30, 2020, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	$119,110
Service	1,343
Investor A	35,598
Investor C	5,605
Class K	34,563
$196,219

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	37

Notes to Consolidated Financial Statements  (unaudited) (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2020, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$12,493
Investor A	346
$12,839

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$752
Investor A	485
Investor C	10
Class K	275
$1,522

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	$952,784
Service	12,665
Investor A	555,004
Investor C	43,406
Class K	16,321
$1,580,180

Other Fees: For the six months ended June 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $7,989.

For the six months ended June 30, 2020, affiliates received CDSCs as follows:

Investor A	$182
Investor C	3,134

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. Prior to April 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2020, the amount waived was $4,220.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2020, the Manager waived $19,973 in investment advisory fees pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.34%
Service	0.59
Investor A	0.59
Investor C	1.34
Class K	0.29

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, the Manager waived and/or reimbursed $276,988, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Consolidated Statement of Operations. For the six months ended June 30, 2020, class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waived
Institutional	$119,110
Service	1,343
Investor A	35,599
Investor C	5,605
Class K	34,432
$196,089

Transfer Agent Fees Waived and/or Reimbursed
Institutional	$663,775
Service	9,284
Investor A	465,459
Investor C	29,362
Class K	15,921
$1,183,801

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$52,235,003
Sales	60,152,686
Net Realized Gain	161,517

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$1,696,563,389	$1,771,051,377
U.S. Government Securities	3,469,729,345	3,865,888,348

For the six months ended June 30, 2020, purchases and sales related to mortgage dollar rolls were $259,051,082 and $259,113,090, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	39

Notes to Consolidated Financial Statements  (unaudited) (continued)

As of December 31, 2019, the Fund had non-expiring capital loss carryforward available to offset future realized capital gains of $54,284,511.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,320,624,949

Gross unrealized appreciation	$183,651,360
Gross unrealized depreciation	(17,796,615)

Net unrealized appreciation (depreciation)	$165,854,745

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	20,649,516	$229,074,461	31,767,802	$336,314,212
Shares issued in reinvestment of distributions	507,267	5,685,836	3,034,871	32,197,672
Shares redeemed	(51,374,704)	(567,325,304)	(50,855,827)	(539,053,286)

Net decrease	(30,217,921)	$(332,565,007)	(16,053,154)	$(170,541,402)

Service
Shares sold	230,250	$2,520,767	676,899	$7,019,566
Shares issued in reinvestment of distributions	6,219	68,679	40,242	420,988
Shares redeemed	(347,259)	(3,789,397)	(1,527,640)	(15,971,118)

Net decrease	(110,790)	$(1,199,951)	(810,499)	$(8,530,564)

Investor A
Shares sold and automatic conversion of shares	6,978,547	$75,360,957	22,292,720	$231,697,093
Shares issued in reinvestment of distributions	153,070	1,671,998	528,672	5,472,523
Shares redeemed	(8,189,345)	(87,959,009)	(13,640,484)	(141,466,797)

Net increase (decrease)	(1,057,728)	$(10,926,054)	9,180,908	$95,702,819

Investor C
Shares sold	465,472	$4,844,517	599,729	$6,016,104
Shares issued in reinvestment of distributions	20,544	215,933	140,875	1,407,254
Shares redeemed and automatic conversion of shares	(1,622,611)	(16,800,477)	(4,882,582)	(48,848,931)

Net decrease	(1,136,595)	$(11,740,027)	(4,141,978)	$(41,425,573)

Class K
Shares sold	11,153,756	$121,557,412	14,063,947	$147,010,945
Shares issued in reinvestment of distributions	165,186	1,823,838	704,435	7,357,584
Shares redeemed	(11,728,144)	(126,500,458)	(14,115,700)	(146,752,519)

Net increase (decrease)	(409,202)	$(3,119,208)	652,682	$7,616,010

Total Net Decrease	(32,932,236)	$(359,550,247)	(11,172,041)	$(117,178,710)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	41

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds V (the “Trust”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Inflation Protected Bond Portfolio (the “Fund”), and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third-parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the second quartile against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	43

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2021, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	45

Additional Information  (continued)

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	47

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

TRY	Turkish Lira

USD	United States Dollar

Portfolio Abbreviations

BA	Canadian Bankers Acceptances

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

OTC	Over-the-counter

REPO_CORRA	Canadian Overnight Repo Rate

TBA	To-be-announced

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IPB-6/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds V

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds V

Date: September 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds V

Date: September 4, 2020

3